Date of Purchase
Fund Name
SSC Fund Code
Money Manager
CUSIP
Issuer
Broker
Underwriter(s)
Affiliated Underwriter in the
Syndicate
Amount of Purchase ($)
Amount of Offering ($)
Purchase Price Net of Fees and
Expenses
Offering Price at Close of First
Business Day
Commission, Spread or Profit
12/06/06
Fixed Income III
CH77
Morgan Stanley Investment Mgmnt
93935JAA1
Washington Mutual Pfd Funding Trust II
Credit Suisse First Boston
Credit Suisse First Boston; Goldman,
Sachs & Co.; Lehman Brothers, Inc.;
Morgan Stanley, Keef, Bruyette & Woods;
Morgan Stanley
$300,000.00
$500,000,000.00
100
100.48
0.100%
12/13/06
Fixed Income III
CH77
Morgan Stanley Investment Mgmnt
437076AQ5
The Home Depot FRN due 12/16/2009
Lehman Brothers
Lehman Brothers; Merrill Lynch & Co;
JP Morgan; Credit Suisse; Morgan Stanley;
Citigroup; Wachovia Securities;
Wells Fargo Securities;
The williams Capital Group. L.P.
Morgan Stanley
$95,000.00
$750,000,000.00
99.8
99.986
0.200%
11/08/06
Fixed Income III
CH77
Morgan Stanley Investment Mgmnt
887317AA3
Time Warner Inc. 5.60% due 11/13/2009
Bank of America Securities, LLC
Banc of America Securities, LLC;
Barclays Capital; BNP Paribas;
Royal Bank of Scotland;
Greenwich Capital;
ABN AMRO Incorporated;
Diawa Securities;
SMBC Eruope; HSBC; Calyon;
Deutsche Bank Securities;
Mizhuo International plc;
Wachovia Securities; Citigroup;
Dresdner Kleinwort;
Scotia Capital;
Bear, Stearns & Co., Inc.;
lehman Brothers;
Goldman, Sachs & Co.;
Morgan Stanley; JP Morgan;
The Williams Capital Group, L.P.;
Blaylock & Company, Inc.;
Fortis Securities LLC;
Merrill Lynch & Co.;
BMO Capital Markets;
Guzman & Co.; Mitsubishi;
UFJ Secirities; Credit Suisse;
Lloyds TSB; Utendahl Capital Group LLC
Morgan Stanley
$340,000.00
$2,000,000,000.00
99.75
99.971
0.250%
12/06/06
Multi Strategy Bond
GU77
Morgan Stanley Investment Mgmnt
93935JAA1
Washington Mutual Pfd Funding Trust II
Credit Suisse First Boston
Credit Suisse First Boston;
Goldman, Sachs & Co.;
Lehman Brothers, Inc.;
Morgan Stanley, Keef, Bruyette & Woods;
UBS Investment Bank
Morgan Stanley
$300,000.00
$500,000,000.00
100
100.48
0.100%
12/13/06
Multi Strategy Bond
GU77
Morgan Stanley Investment Mgmnt
437076AQ5
The Home Depot FRN due 12/16/2009
Lehman Brothers
Lehman Brothers; Merrill Lynch & Co;
JP Morgan; Credit Suisse;
Morgan Stanley; Citigroup;
Wachovia Securities;
Wells Fargo Securities;
The williams Capital Group. L.P.
Morgan Stanley
$280,000.00
$750,000,000.00
99.8
99.986
0.200%
11/08/06
Multi Strategy Bond
GU77
Morgan Stanley Investment Mgmnt
887317AA3
Time Warner Inc. 5.60% due 11/13/2009
Bank of America Securities, LLC
Banc of America Securities, LLC;
Barclays Capital; BNP Paribas;
Royal Bank of Scotland;
Greenwich Capital;
ABN AMRO Incorporated; Diawa Securities;
SMBC Eruope; HSBC; Calyon;
Deutsche Bank Securities;
Mizhuo International plc;
Wachovia Securities; Citigroup;
Dresdner Kleinwort; Scotia Capital;
Bear, Stearns & Co., Inc.;
lehman Brothers; Goldman, Sachs & Co.;
Morgan Stanley; JP Morgan;
The Williams Capital Group, L.P.;
Blaylock & Company, Inc.;
Fortis Securities LLC;
Merrill Lynch & Co.; BMO Capital Markets;
Guzman & Co.; Mitsubishi; UFJ Secirities;
Credit Suisse; Lloyds TSB;
Utendahl Capital Group LLC
Morgan Stanley
$1,040,000.00
$2,000,000,000.00
99.75
99.971
0.250%
12/13/06
Diversified Bond
GU42
Lehman Brothers Asset Management
437076AS1
Home Depot Inc 5.875% 12/16/2036
Merrill Lynch & Co.
Lehman Brothers; Merrill Lynch & Co;
JP Morgan; Credit Suisse; Morgan Stanley;
Citigroup; Wachovia Securities;
Wells Fargo Securities;
The williams Capital Group.
L.P.Lehman Brothers
$4,017,950.00
$3,000,000,000.00
98.6
98.6
0.875%
12/13/06
Fixed Income I
CH43
Lehman Brothers Asset Management
437076AS1
Home Depot Inc 5.875% 12/16/2036
Merrill Lynch & Co.
Lehman Brothers; Merrill Lynch & Co;
JP Morgan; Credit Suisse; Morgan Stanley;
Citigroup; Wachovia Securities;
Wells Fargo Securities;
The williams Capital Group. L.P.
Lehman Brothers
$2,662,200.00
$3,000,000,000.00
98.6
98.6
0.875%
11/15/06
Diversified Bond
GU42
Lehman Brothers Asset Management
852061AD2
Sprint Nextel 6% due 12/11/16
Merrill Lynch & Co.
Banc of America Securities, LLC; Citigroup;
JPMorgan; Barclays Capital;
Lazard Capital Markets, Bear, Stearns  & Co.,
Inc.; Lehman Brothers;
Wachovia Securities; Goldman, Sachs & Co.;
Royal Bank of Scotland; Greenwich Capital
Lehman Brothers
$4,368,249.30
$2,000,000,000.00
99.618
99.618
0.450%
11/15/06
Fixed Income I
CH43
Lehman Brothers Asset Management
852061AD2
Sprint Nextel 6% due 12/11/16
Merrill Lynch & Co.
Banc of America Securities, LLC; Citigroup;
JPMorgan; Barclays Capital;
Lazard Capital Markets,
Bear, Stearns  & Co., Inc.;
Lehman Brothers; Wachovia Securities;
Goldman, Sachs & Co.;
Royal Bank of Scotland; Greenwich Capital
Lehman Brothers
$2,893,902.90
$2,000,000,000.00
99.618
99.618
0.450%
11/08/06
Diversified Bond
GU42
Lehman Brothers Asset Management
887317AC9
Time Warner Inc. 5.785% due 11/15/16
Merrill Lynch & Co.
Banc of America Securities, LLC;
Barclays Capital; BNP Paribas;
Royal Bank of Scotland;  Greenwich Capital;
ABN AMRO Incorporated; Diawa Securities;
SMBC Eruope; HSBC; Calyon;
Deutsche Bank Securities;
Mizhuo International plc;
Wachovia Securities; Citigroup;
Dresdner Kleinwort; Scotia Capital;
Bear, Stearns & Co., Inc.;
lehman Brothers; Goldman, Sachs & Co.;
Morgan Stanley; JP Morgan;
The Williams Capital Group, L.P.;
Blaylock & Company, Inc.;
Fortis Securities LLC;
Merrill Lynch & Co.;
BMO Capital Markets;
Guzman & Co.; Mitsubishi;
UFJ Secirities; Credit Suisse;
Lloyds TSB; Utendahl Capital Group LLC
Lehman Brothers
$1,154,281.20
$1,000,000,000.00
99.507
99.507
0.450%
11/08/06
Fixed Income I
CH43
Lehman Brothers Asset Management
887317AC9
Time Warner Inc. 5.785% due 11/15/16
Merrill Lynch & Co.
Banc of America Securities, LLC;
Barclays Capital;
BNP Paribas; Royal Bank of Scotland;
Greenwich Capital;
ABN AMRO Incorporated;
Diawa Securities; SMBC Eruope; HSBC;
Calyon; Deutsche Bank Securities;
Mizhuo International plc;
Wachovia Securities; Citigroup;
Dresdner Kleinwort; Scotia Capital;
Bear, Stearns & Co., Inc.;
lehman Brothers; Goldman, Sachs & Co.;
Morgan Stanley; JP Morgan;
The Williams Capital Group, L.P.;
Blaylock & Company, Inc.;
Fortis Securities LLC;
Merrill Lynch & Co.;
BMO Capital Markets; Guzman & Co.;
Mitsubishi; UFJ Secirities;
Credit Suisse; Lloyds TSB;
Utendahl Capital Group LLC
Lehman Brothers
$776,154.60
$1,000,000,000.00
99.507
99.507
0.450%
02/01/07
Multi Strategy Bond
GU77
Morgan Stanley Investment Mgmnt
15189YAD8
Centerpoint Energy Resources 6.25%
Bank of America Securities LLC
Bank of America Securities LLC,
Deutsche Bank Securities, JP Morgan,
Lehman Brothers, Merrill Lynch & Co.,
Morgan Stanley
Morgan Stanley
$170,000.00
$150,000,000.00
$99.531
$100.174
0.50%
02/01/07
Fixed Income III
CH77
Morgan Stanley Investment Mgmnt
15189YAD8
Centerpoint Energy Resources 6.25%
Bank of America Securities LLC
Bank of America Securities LLC,
Deutsche Bank Securities, JP Morgan,
Lehman Brothers, Merrill Lynch & Co.,
Morgan Stanley
Morgan Stanley
$55,000.00
$150,000,000.00
$99.531
$100.174
0.50%
03/20/07
Multi Strategy Bond
GU77
Morgan Stanley Investment Mgmnt
441060AG5
Hospira Inc. Floating Rate Notes
due 2010
Citigroup
Morgan Stanley, ABN AMRO Inc.,
Citigroup,
Banc of America Securities LLC,
Wachovia Capital Markets LLC
Morgan Stanley
$1,580,000.00
$375,000,000.00
$99.65
$99.970
0.35%
03/20/07
Fixed Income III
CH77
Morgan Stanley Investment Mgmnt
441060AG5
Hospira Inc. Floating Rate Notes
due 2010
Citigroup
Morgan Stanley, ABN AMRO Inc.,
Citigroup,
Banc of America Securities LLC,
Wachovia Capital Markets LLC
Morgan Stanley
$260,000.00
$375,000,000.00
$99.650
$99.970
0.35%
03/06/07
Multi Strategy Bond
GU77
Morgan Stanley Investment Mgmnt
78443YAA4
SLM Student Loan Trust 2007-3 Class
A-1 Notes
RBS Greenwich Capital
Deutsche Bank Securities, JP Morgan,
RBS Greenwich Capital, BNP Paribas,
Morgan Stanley, Wachovia Securities
Morgan Stanley
$5,075,000.00
$1,283,000,000.00
$99.875
$100.000
0.125%
03/06/07
Fixed Income III
CH77
Morgan Stanley Investment Mgmnt
78443YAA4
SLM Student Loan Trust 2007-3 Class
A-1 Notes
RBS Greenwich Capital
Deutsche Bank Securities, JP Morgan,
RBS Greenwich Capital, BNP Paribas,
Morgan Stanley, Wachovia Securities
Morgan Stanley
$875,000.00
$1,283,000,000.00
$99.875
$100.000
0.125%
01/10/07
Diversified Bond
GU42
Lehman Brothers Asset Management
31359M4D2
FNMA 5.00% 2/13/2017
Merrill Lynch; Pierce,
Fenner & Smith Inc.
Lehman Brothers Inc.;
Merrill Lynch, Pierce, Fenner & Smith,
Inc.;
UBS Securities LLC;
Barclays Capital Inc.;
Citigroup Global Markets Inc.;
Deutsche Bank Securities Inc.;
HSBC Securities (USA) Inc.;
J.P. Morgan Securities Inc.;
Morgan Stanley & Co. Inc.
FNMA 5.00% 2/13/2017
$350,000.00
$3,000,000,000.00
$33.981
$99.981
0.15%
01/10/07
Fixed Income I
CH43
Lehman Brothers Asset Management
31359M4D2
FNMA 5.00% 2/13/2017
Merrill Lynch; Pierce, Fenner & Smith
Inc.; and BNP Paribas
Lehman Brothers Inc.;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
UBS Securities LLC; Barclays Capital Inc.;
Citigroup Global Markets Inc.;
Deutsche Bank Securities Inc.;
HSBC Securities (USA) Inc.;
J.P. Morgan Securities Inc.;
Morgan Stanley & Co. Inc.
Lehman Brothers
$460,000.00
$3,000,000,000.00
$33.981
$99.981
0.15%
01/22/07
Diversified Bond
GU42
Lehman Brothers Asset Management
013817AJ0
Alcoa Inc. 5.9% 2/1/2027
JP Morgan
Citigroup; Credit Suisse;
Deutsche Bank Securities; JP Morgan;
Barclays Capital; Morgan Stanley;
ANZ Securities, Inc.;
Banc of America Securities LLC;
BNP Paribas; HSBC
Lehman Brothers
$975,000.00
$625,000,000.00
$99.685
$99.685
0.875%
01/22/07
Fixed Income I
CH43
Lehman Brothers Asset Management
013817AJ0
Alcoa Inc. 5.9% 2/1/2027
JP Morgan
Citigroup; Credit Suisse;
Deutsche Bank Securities; JP Morgan;
Barclays Capital; Morgan Stanley;
ANZ Securities, Inc.;
Banc of America Securities LLC;
BNP Paribas; HSBC
Lehman Brothers
$645,000.00
$625,000,000.00
$99.685
$99.685
0.875%
01/22/07
Diversified Bond
GU42
Lehman Brothers Asset Management
013817AL5
Alcoa Inc. 5.55% 2/1/2017
Deutsche Bank Secutities
Citigroup; Credit Suisse;
Deutsche Bank Securities; JP Morgan;
Barclays Capital; Morgan Stanley;
ANZ Securities, Inc.;
Banc of America Securities LLC;
BNP Paribas; HSBC
Lehman Brothers
$910,000.00
$750,000,000.00
$99.748
$99.748
0.45%
01/22/07
Fixed Income I
CH43
Lehman Brothers Asset Management
013817AL5
Alcoa Inc. 5.55% 2/1/2017
Deutsche Bank Secutities
Citigroup; Credit Suisse;
Deutsche Bank Securities; JP Morgan;
Barclays Capital; Morgan Stanley;
ANZ Securities, Inc.;
Banc of America Securities LLC;
BNP Paribas; HSBC
Lehman Brothers
$600,000.00
$750,000,000.00
$99.748
$99.748
0.45%
02/08/07
Diversified Bond
GU42
Lehman Brothers Asset Management
3137EAAP4
Federal Home Loan Mortgage Corp
4.875% 2/9/2010
HSBC Securities
Lehman Brothers Inc.;
Deutsche Bank Securities Inc.;
Merrill Lynch Government Securities
Inc.;
Credit Suisse Securities (USA) LLC;
JP Morgan Securities Inc.;
Citigroup Global Markets Inc.;
HSBC Securities (USA) Inc.;
UBS Securities LLC;
First Tennessee Bank National
Association;
Goldman, Sachs & Co.;
Greenwich Capital Markets, Inc.;
Morgan Stanley & Co. Incorporated.;
Banc of America Securities LLC;
Barclays Capital
Lehman Brothers
$4,130,000.00
$4,000,000,000.00
$99.661
$99.661
0.075%
02/08/07
Fixed Income I
CH43
Lehman Brothers Asset Management
3137EAAP4
Federal Home Loan Mortgage Corp
4.875% 2/9/2010
HSBC Securities
Lehman Brothers Inc.;
Deutsche Bank Securities Inc.;
Merrill Lynch Government Securities
Inc.;
Credit Suisse Securities (USA) LLC;
JP Morgan Securities Inc.;
Citigroup Global Markets Inc.;
HSBC Securities (USA) Inc.;
UBS Securities LLC;
First Tennessee Bank National
Association;
Goldman, Sachs & Co.;
Greenwich Capital Markets, Inc.;
Morgan Stanley & Co. Incorporated.;
Banc of America Securities LLC;
Barclays Capital
Lehman Brothers
$2,940,000.00
$4,000,000,000.00
$99.661
$99.661
0.075%